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                                  EXHIBIT 10.17

                                 PROMISSORY NOTE

$50,000                          NOVEMBER 12, 2001             LAS VEGAS, NEVADA

         FOR VALUE RECEIVED, the receipt and sufficiency of which is acknowledged, GLOBAL SPORTS & ENTERTAINMENT, Inc., a Delaware corporation (referred hereinafter as the "Maker"), hereby promises to pay to Wayne Allyn Root, an individual residing in the State of California (referred hereinafter as the "Holder"), at the address designated on the signature page of this Note, or at such other place as Holder may designate by written notice to Maker, the principal sum described below, together with interest thereon, in the manner and at the times provided and subject to the terms and conditions described herein.

         1.       PRINCIPAL AMOUNT.

                  The Principal Amount means the sum of Fifty Thousand Dollars ($50,000).

         2.       INTEREST.

                  Interest on the outstanding Principal Amount shall accrue at the rate of twelve Percent (12%) from the date of this Note. Interest shall be computed on the basis of a three hundred sixty (360) day year and a thirty (30) day month.

         3.       PAYMENT OF PRINCIPAL AND INTEREST.

                  Payment of the outstanding Principal Amount and accrued interest is due in full on or before June 30, 2002.

         4.       PREPAYMENTS.

                  Maker shall have the right to prepay any portion of the Principal Amount without prepayment penalty or premium or discount.

         5.       ASSIGNABILITY.

                  Maker may not assign this Note without the written consent of Holder. Holder may assign this Note at its sole and absolute discretion. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         6.       MANNER OF PAYMENTS/CREDITING OF PAYMENTS.

                  Payments of any amount required hereunder shall be made in lawful money of the United States or in such other property as Holder, in its sole and absolute discretion, may accept, without deduction or offset, and shall be credited first against accrued but unpaid late charges, if any, thereafter against accrued but unpaid interest, if any, and thereafter against the unpaid balance of the Principal Amount.

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         7.       MAKER WAIVERS.

                  Maker waives notice of acceptance hereof, presentment and demand for payment, protest and notice of dishonor or default, trial by jury, and the right to interpose any set-off or counterclaim of any description. No delay or omission on the part of Holder in exercising any rights under this Note on default by Maker, including, without limitation, Holder's right to accelerate, nor reinstatement of this Note by Holder after such exercise, shall operate as a waiver of Holder's right to exercise such right or of any other right under this Note for the same default or any other default. Maker consents to all extensions without notice for any period or periods of time and to the acceptance of partial payments before or after maturity, and to the acceptance, release, and substitution of security, all without prejudice to Holder. The pleading of any statute of limitations as a defense to the obligations evidenced by this Note is waived by Maker to the fullest extent permissible by law.

         8.       OTHER CONDITIONS.

                  Maker shall issue to Holder warrants to purchase 400,000 shares of common stock of Maker at $0.50 per share with an expiry date of June 30, 2005.

         9.       ACCELERATION UPON DEFAULT.

                  At the option of Holder, all or any part of the indebtedness of Maker hereunder shall immediately become due and payable, irrespective of any agreed maturity date, upon the happening of any of the following events of default:

                  (a) If any part of the Principal Amount and/or interest thereon under this Note are not paid when due;

                  (b) If Maker shall make an assignment for the benefit of creditors;

                  (c) IF A CUSTODIAN, TRUSTEE, RECEIVER, OR AGENT IS APPOINTED OR TAKES POSSESSION OF SUBSTANTIALLY ALL OF THE PROPERTY OF MAKER;

                  (d) IF MAKER SHALL BE ADJUDICATED BANKRUPT OR INSOLVENT OR ADMIT IN WRITING MAKER'S INABILITY TO PAY MAKER'S DEBTS AS THEY BECOME DUE;

                  (e) IF MAKER SHALL APPLY FOR OR CONSENT TO THE APPOINTMENT OF A CUSTODIAN, TRUSTEE, RECEIVER, INTERVENOR, LIQUIDATOR OR AGENT OF MAKER, OR COMMENCE ANY PROCEEDING RELATED TO MAKER UNDER ANY BANKRUPTCY OR REORGANIZATION STATUTE, OR UNDER ANY ARRANGEMENT, INSOLVENCY, READJUSTMENT OF DEBT, DISSOLUTION, OR LIQUIDATION LAW OF ANY JURISDICTION, WHETHER NOW OR HEREAFTER IN EFFECT;

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                  (f) IF ANY PETITION IS FILED AGAINST MAKER UNDER THE
BANKRUPTCY CODE AND EITHER (A) THE BANKRUPTCY COURT ORDERS RELIEF AGAINST MAKER, OR (B) SUCH PETITION IS NOT DISMISSED BY THE BANKRUPTCY COURT WITHIN THIRTY (30) DAYS OF THE DATE OF FILING; OR

                  (g) IF ANY ATTACHMENT, EXECUTION, OR OTHER WRIT IS LEVIED ON SUBSTANTIALLY ALL OF THE ASSETS OF MAKER AND REMAINS IN EFFECT FOR MORE THAN FIVE (5) DAYS.

         Maker shall notify Holder immediately if any event of default which is described in sub-paragraph (c) through sub-paragraph (g), above, occurs.

         10.      COLLECTION COSTS AND ATTORNEYS' FEES.

                  Maker agrees to pay Holder all costs and expenses, including reasonable attorneys' fees, paid or incurred by Holder in connection with the collection or enforcement of this Note or any instrument securing payment of this Note, including without limitation, defending the priority of such instrument or conducting a trustee sale thereunder. In the event any litigation is initiated concerning the enforcement, interpretation or collection of this Note, the prevailing party in any proceeding shall be entitled to receive from the non-prevailing party all costs and expenses including, without limitation, reasonable attorneys' and other fees incurred by the prevailing party in connection with such action or proceeding.

         11.      NOTICE.

                  Any notice to either party under this Note shall be given by personal delivery or by express mail, Federal Express, DHL or similar airborne/overnight delivery service, or by mailing such notice by first class or certified mail, return receipt requested, addressed to such party at the address set forth below, or to such other address as either party from time to time may designate by written notice. Notices delivered by overnight delivery service shall be deemed delivered the next business day following consignment for such delivery service. Mailed notices shall be deemed delivered and received in accordance with this provision three (3) days after deposit in the United States mail.

         12.      USURY COMPLIANCE.

                  ALL AGREEMENTS BETWEEN MAKER AND HOLDER ARE EXPRESSLY LIMITED, SO THAT IN NO EVENT OR CONTINGENCY WHATSOEVER, WHETHER BY REASON OF THE CONSIDERATION GIVEN WITH RESPECT TO THIS NOTE, THE ACCELERATION OF MATURITY OF THEUNPAID PRINCIPAL AMOUNT AND INTEREST THEREON, OR OTHERWISE, SHALL THE AMOUNT PAID OR AGREED TO BE PAID TO HOLDER FOR THE USE, FORBEARANCE, OR DETENTION OF THE INDEBTEDNESS WHICH IS THE SUBJECT OF THIS NOTE EXCEED THE HIGHEST LAWFUL RATE PERMISSIBLE UNDER THE APPLICABLE USURY LAWS. IF, UNDER ANY CIRCUMSTANCES WHATSOEVER, FULFILLMENT OF ANY PROVISION OF THIS NOTE SHALL INVOLVE TRANSCENDING THE HIGHEST INTEREST RATE PERMITTED BY LAW WHICH A COURT OF COMPETENT JURISDICTION DEEMS APPLICABLE, THEN THE OBLIGATIONS TO BE FULFILLED SHALL BE REDUCED TO SUCH MAXIMUM RATE, AND IF, UNDER ANY CIRCUMSTANCES WHATSOEVER, HOLDER SHALL EVER RECEIVE AS INTEREST AN AMOUNT THAT EXCEEDS THE HIGHEST LAWFUL RATE, THE AMOUNT THAT WOULD BE EXCESSIVE INTEREST SHALL BE APPLIED TO THE REDUCTION OF THE UNPAID PRINCIPAL AMOUNT UNDER THIS NOTE AND NOT TO THE PAYMENT OF INTEREST, OR, IF SUCH EXCESSIVE INTEREST EXCEEDS THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT UNDER THIS NOTE, SUCH EXCESS SHALL BE REFUNDED TO MAKER. THIS PROVISION SHALL CONTROL EVERY OTHER PROVISION OF ALL AGREEMENTS BETWEEN MAKER AND HOLDER.

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         13.      JURISDICTION; VENUE.

                  This Note shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of Nevada.


                               MAKER:
                               GLOBAL SPORTS & ENTERTAINMENT, INC.
                               a Delaware Corporation

                               BY:  DOUGLAS MILLER
                               ITS: PRESIDENT



                               HOLDER'S ADDRESS:

                               23852 Pacific Coast Highway  Ste 372
                               Malibu, CA 90265